                                                                   EXHIBIT 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
               ---------------------------                          -----------

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------

               For Month Ending JANUARY 31, 2002
                                ----------------


BEGINNING BALANCE IN ALL ACCOUNTS                                     $7,303,732
                                                                      ----------

RECEIPTS:
             1. Receipts from operations                              $    7,092
                                                                      ----------
             2. Other Receipts                                        $  100,527
                                                                      ----------
             3. Miscellaneous Receipts                                $     --
                                                                      ----------
             4. Sale Of Assets                                        $  804,587
                                                                      ----------
             5. Receipt Of Escrow                                     $     --
                                                                      ----------
             6. General Motors Funding                                $     --
                                                                      ----------

DISBURSEMENTS:
             3. Net payroll:
               a. Officers                                            $   17,716
                                                                      ----------
               b. Others                                              $   15,097
                                                                      ----------

             4. Taxes
               a. Federal Income Taxes                                $   10,615
                                                                      ----------
               b. FICA withholdings                                   $    3,742
                                                                      ----------
               c. Employee's withholdings (2)                         $      444
                                                                      ----------
               d. Employer's FICA                                     $    4,682
                                                                      ----------
               e. Federal Unemployment Taxes                          $      367
                                                                      ----------
               f. State Unemployment Taxes                            $    1,882
                                                                      ----------
               g. State Employee withholdings                         $    1,448
                                                                      ----------
               h. All other taxes                                     $     --
                                                                      ----------

             5. Necessary expenses:
               a. Rent or mortgage payments (s)                       $    1,000
                                                                      ----------
               b. Utilities                                           $     --
                                                                      ----------
               c. Insurance                                           $    3,539
                                                                      ----------
               d. Merchandise bought for                              $     --
                                                                      ----------
                    manufacture or sale
               e. Other necessary expenses
                    Foothill Secured Loan                             $     --
                                                                      ----------
                    Asset Sale Related Expenses                       $     --
                                                                      ----------
                    Union Closure Agreement                           $     --
                                                                      ----------
                    Professional/Trustee Fees                         $  131,150
                                                                      ----------
                    All Other Disbursements                           $   84,492
                                                                      ----------

TOTAL DISBURSEMENTS                                                   $  276,173
                                                                      ----------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                         $   636,033
                                                                                                           ------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $ 7,939,765
                                                                                                           ------------
             OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $     6,363
                                                                                                           ------------
             PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $    (2,102)
                                                                                                           -------------
             ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
             PAYROLL ACCOUNT: 5800026501                                                                    $    (2,188)
                                                                                                           -------------
ENDING BALANCE IN ALL ACCOUNTS                                        $ 7,941,838
                                                                      -----------

--------------------
(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments


                            OPERATING REPORT Page 1
                                  Exhibit "B"

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------



SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF JANUARY 1, 2002 THROUGH JANUARY 31, 2002 (1)


DATE RECEIVED                    DESCRIPTION                                     AMOUNT
-------------                    -----------                                     ------
None                   General Motors                                           $       -
None                   Chrysler Progress Payments                                       -
None                   Chrysler Holdbacks                                               -
None                   Chrysler Repairs                                                 -
None                   Misc. Holdbacks & Acceptances                                    -
None                   Verson Std. Products                                             -
None                   Corporate                                                        -
None                   Receipt of Escrow                                                -
None                   Note Receivable                                                  -
                       Additional Receipts                                              -
Various                           Employee Related/COBRA Receipts-Foothill              -
Various                           Operational Receipts                              7,092
Various                           Sales Of Assets                                 804,587
Various                           Other Receipts                                  100,527
Various                           GM Funding                                            -
                                                                                ---------
               TOTAL RECEIPTS                                                   $ 912,206
                                                                                ---------

----------------------
(1) Please see attached pages for the detail of receipts by Company bank account


                        OPERATING REPORT Page 2 (2 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272592
               ----------------------------------------------------------------


DATE RECEIVED                    DESCRIPTION                                      AMOUNT
-------------                    -----------                                      ------
None                   General Motors                                           $       -
None                   Chrysler Progress Payments                                       -
None                   Chrysler Holdbacks                                               -
None                   Chrysler Repairs                                                 -
None                   Misc. Holdbacks & Acceptances                                    -
None                   Verson Std. Products                                             -
None                   Corporate                                                        -
None                   Receipt of Escrow                                                -
None                   Note Receivable                                                  -
Various                Additional Receipts                                              -
Various                           Employee Related/COBRA Receipts-Foothill              -
Various                           Operational Receipts                              7,092
Various                           Sales Of Assets                                 804,587
Various                           Other Receipts                                  100,527
Various                           GM Funding                                            -
                                                                                ---------
               TOTAL RECEIPTS                                                   $ 912,206
                                                                                ---------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (3 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272618
               ----------------------------------------------------------------


DATE RECEIVED                    DESCRIPTION                                     AMOUNT
-------------                    -----------                                     ------
None                   General Motors                                           $       -
None                   Chrysler Progress Payments                                       -
None                   Chrysler Holdbacks                                               -
None                   Chrysler Repairs                                                 -
None                   Misc. Holdbacks & Acceptances                                    -
None                   Verson Std. Products                                             -
None                   Corporate                                                        -
None                   Receipt of Escrow                                                -
None                   Note Receivable                                                  -
                       Additional Receipts
None                              Employee Related/COBRA Receipts-Foothill              -
None                              Operational Receipts                                  -
None                              Sales Of Assets                                       -
None                              Other Receipts                                        -
None                              GM Funding                                            -
                                                                                ---------
               TOTAL RECEIPTS                                                   $       -
                                                                                ---------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (4 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272600
               ----------------------------------------------------------------


DATE RECEIVED                    DESCRIPTION                                      AMOUNT
-------------                    -----------                                      ------
None                   General Motors                                           $       -
None                   Chrysler Progress Payments                                       -
None                   Chrysler Holdbacks                                               -
None                   Chrysler Repairs                                                 -
None                   Misc. Holdbacks & Acceptances                                    -
None                   Verson Std. Products                                             -
None                   Corporate                                                        -
None                   Receipt of Escrow                                                -
None                   Note Receivable                                                  -
                       Additional Receipts
None                              Employee Related/COBRA Receipts-Foothill              -
None                              Operational Receipts                                  -
None                              Sales Of Assets                                       -
None                              Other Receipts                                        -
None                              GM Funding                                            -
                                                                                ---------
               TOTAL RECEIPTS                                                   $       -
                                                                                ---------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (5 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                                RECEIPTS LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800026501
               ----------------------------------------------------------------


DATE RECEIVED                    DESCRIPTION                                      AMOUNT
-------------                    -----------                                      ------
None                   General Motors                                           $       -
None                   Chrysler Progress Payments                                       -
None                   Chrysler Holdbacks                                               -
None                   Chrysler Repairs                                                 -
None                   Misc. Holdbacks & Acceptances                                    -
None                   Verson Std. Products                                             -
None                   Corporate                                                        -
None                   Receipt of Escrow                                                -
None                   Note Receivable                                                  -
                       Additional Receipts                                        -
None                              Operational Receipts                                  -
None                              Operational Receipts-Foothill Account                 -
None                              Sales Of Assets                                       -
None                              Other Receipts                                        -
None                              GM Funding                                            -
                                                                                ---------
               TOTAL RECEIPTS                                                   $       -
                                                                                ---------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REP0RT Page 2 (6 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF JANUARY 1, 2002 THROUGH JANUARY 31, 2002


DATE DISBURSED         CHECK/WIRE NO.                  DESCRIPTION                       AMOUNT
--------------         -------------                   -----------                       ------
   Various                Various             Salaries, Benefits & Insurance            $ 59,531
     None                  None               Stay Bonus                                       -
     None                  None               Utilities                                        -
   Various                Various             Rents & Leases                               1,000
     None                  None               Remaining Man. Costs                             -
     None                  None               Pre-Petition Vendor Payments                     -
     None                  None               Real Estate Taxes                                -
     None                  None               Asset Sale Related Expenses                      -
     None                  None               Foothill Capital-Secured Loan                    -
     None                  None               Union Closure Agreement                          -
     None                  None               Parts Purchases                                  -
   Various                Various             Professional/Trustee Fees                  131,150
     None                  None               Foothill Principal Payments                      -
   Various                Various             Letter of Credit Fees                       14,677
   Various                Various             Federal and State Income Taxes              37,942
     None                  None               Foothill Interest & Fees                         -
   Various                Various             All Other                                   31,873

                                                                                       ---------
                                         TOTAL DISBURSEMENTS                           $ 276,173
                                                                                       ---------


(1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                CASE NO.:  00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272592
               ----------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.                    DESCRIPTION                     AMOUNT
--------------         --------------                    -----------                     ------
   Various                Various              Salaries, Benefits & Insurance           $  59,531
     None                   None               Stay Bonus                                       -
     None                   None               Utilities                                        -
   Various                Various              Rents & Leases                               1,000
     None                   None               Remaining Man. Costs                             -
     None                   None               Pre-Petition Vendor Payments                     -
     None                   None               Real Estate Taxes                                -
     None                   None               Asset Sale Related Expenses                      -
     None                   None               Foothill Capital-Secured Loan                    -
     None                   None               Union Closure Agreement                          -
     None                   None               Parts Purchases                                  -
   Various                Various              Professional/Trustee Fees                  131,150
     None                   None               Foothill Principal Payments                      -
   Various                Various              Letter of Credit Fees                       14,677
   Various                Various              Federal and State Income Taxes              37,942
     None                   None               Foothill Interest & Fees                         -
   Various                Various              All Other                                   31,873

                                                                                        ---------
                                             TOTAL DISBURSEMENTS                        $ 276,173
                                                                                        ---------


You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (8 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272618
               ----------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
--------------         --------------                  -----------                        ------
     None                 None               Salaries, Benefits & Insurance             $       -
     None                 None               Stay Bonus                                         -
     None                 None               Utilities                                          -
     None                 None               Rents & Leases                                     -
     None                 None               Remaining Man. Costs                               -
     None                 None               Pre-Petition Vendor Payments                       -
     None                 None               Real Estate Taxes                                  -
     None                 None               Asset Sale Related Expenses                        -
     None                 None               Foothill Capital-Secured Loan                      -
     None                 None               Union Closure Agreement                            -
     None                 None               Parts Purchases                                    -
     None                 None               Professional/Trustee Fees                          -
     None                 None               Foothill Principal Payments                        -
     None                 None               Boeing Letter of Credit                            -
     None                 None               Foothill Interest & Fees                           -
     None                 None               All Other                                          -
                                                                                          -------
                                       TOTAL DISBURSEMENTS                                $     -
                                                                                          -------


You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (9 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272600
               ----------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
--------------         --------------                  -----------                        ------
     None                 None               Salaries, Benefits & Insurance             $       -
     None                 None               Stay Bonus                                         -
     None                 None               Utilities                                          -
     None                 None               Rents & Leases                                     -
     None                 None               Remaining Man. Costs                               -
     None                 None               Pre-Petition Vendor Payments                       -
     None                 None               Real Estate Taxes                                  -
     None                 None               Asset Sale Related Expenses                        -
     None                 None               Foothill Capital-Secured Loan                      -
     None                 None               Union Closure Agreement                            -
     None                 None               Parts Purchases                                    -
     None                 None               Professional/Trustee Fees                          -
     None                 None               Foothill Principal Payments                        -
     None                 None               Boeing Letter of Credit                            -
     None                 None               Foothill Interest & Fees                           -
     None                 None               All Other                                          -
                                                                                        ---------
                                       TOTAL DISBURSEMENTS                              $       -
                                                                                        ---------


You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (10 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING

                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800026501
               ----------------------------------------------------------------


DATE DISBURSED         CHECK/WIRE NO.                 DESCRIPTION                         AMOUNT
--------------         --------------                 -----------                       ---------
     None                None               Salaries, Benefits & Insurance              $       -
     None                None               Stay Bonus                                          -
     None                None               Utilities                                           -
     None                None               Rents & Leases                                      -
     None                None               Remaining Man. Costs                                -
     None                None               Pre-Petition Vendor Payments                        -
     None                None               Real Estate Taxes                                   -
     None                None               Asset Sale Related Expenses                         -
     None                None               Foothill Capital-Secured Loan                       -
     None                None               Union Closure Agreement                             -
     None                None               Parts Purchases                                     -
     None                None               Professional/Trustee Fees                           -
     None                None               Foothill Principal Payments                         -
     None                None               Boeing Letter of Credit                             -
     None                None               Foothill Interest & Fees                            -
     None                None               All Other                                           -
                                                                                        ---------
                                      TOTAL DISBURSEMENTS                               $       -
                                                                                        ---------


You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 17)

CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO.: 00 B 28798
               ---------------------------                          -----------


                       FOR MONTH ENDING JANUARY 31, 2002
                                        ----------------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------


                                     Beginning Inventory          $       -
                                                                  ---------

                                     Add: purchases               $       -
                                                                  ---------

                                     Less: goods sold             $       -
                                         (cost basis)             ---------

                                     Ending Inventory             $       -
                                                                  ---------


PAYROLL INFORMATION STATEMENT

Gross payroll for this period                                     $  55,844
                                                                  ---------

Payroll taxes due but unpaid                                      $       -
                                                                  ---------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------


                                           Amount of    Number of     Amounts of
                          Date regular      Regular      Payments       Payments
Name of Creditor/Lessor   payment is due    Payment     Delinquent    Delinquent *
-----------------------   --------------   ---------    ----------    ------------

                                                                      $       -

-------------------
*Include only post-petition payments

                                 OPERATING REPORT Page 4

CASE NAME:     ALLIED PRODUCTS CORPORATION               CASE NO.:  00 B 28798
               ---------------------------                         -----------


                       FOR MONTH ENDING JANUARY 31, 2001
                                        ----------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:


               Beginning month balance                    $      13,349,594
                                                          -----------------

               Add:    sales on account (2)               $               -
                                                          -----------------

               Less:  collections/adjustments             $         (32,631)
                                                          -----------------

               End of month balance                       $      13,316,963
                                                          -----------------


   0-30 Days             31-60 Days              61-90 Days            Over 90 Days (1)             End of Month
--------------        ----------------        ----------------        ------------------        -------------------

$        -            $       -               $        -              $      13,316,963         $     13,316,963
--------------        ----------------        ----------------        ------------------        -------------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------


               Beginning of month balance                 $               -
                                                          -----------------

               Add: credit extended                       $         164,895
                                                          -----------------

               Less: payments of account                  $        (164,895)
                                                          -----------------

               End of month balance                       $               -
                                                          -----------------


   0-30 Days             31-60 Days              61-90 Days            Over 90 Days (1)             End of Month
--------------        ----------------        ----------------        ------------------        -------------------
$          -          $          -            $          -            $          -              $            -
--------------        ----------------        ----------------        ------------------        -------------------


        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT


                             OPERATING REPORT Page 5

CASE NAME:     ALLIED PRODUCTS CORPORATION                CASE NO.:  00 B 28798
               ---------------------------                          -----------


                       FOR MONTH ENDING DECEMBER 31, 2001
                                        -----------------


                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


                                                                           ----            ----
             1.         Federal Income Taxes                      Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             2.         FICA withholdings                         Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             3.         Employee's withholdings                   Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             4.         Employer's FICA                           Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             5.         Federal Unemployment Taxes                Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             6.         State Income Tax                          Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             7.         State Employee withholdings               Yes       X      No
                                                                           ----            ----

                                                                           ----            ----
             8.         All other state taxes                     Yes       X      No
                                                                           ----            ----


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                            OPERATING REPORT Page 6


-------------------------------------------------------------------------------------------------------------------------------
                                    Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal Revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from       29-Dec-01 to     11-Jan-02
                                                                                     --------------   --------------
Taxes Reported on                                      Payroll Date                    11-Jan-02
Form 941, Employer's                                                                 -----------------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   24,434
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                    5,301
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    2,277
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                               1,515
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                 532
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                 354
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    4,678
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                    9,980
                                                                                                   ----------------------------

                                      Date Deposited                                     Wired To ADP 01/11/02
                                                                                     -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                  FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                    for the payroll period from                    to
                                                                                     --------------   --------------

Taxes Reported on                     Gross wages paid to employees                                 $                        -
Form 940, Employer's                                                                               ----------------------------
Annual Federal                        Tax Deposited                                                 $                        -
Unemployment Tax                                                                                   ----------------------------
Return
                                      Date Deposited
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                           CERTIFICATION
              (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------

-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 01/11/02  received by: (1)
-------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


15 of 17
Payroll 01.11                   Cat. #43099Z              Form 6123 (rev. 06-97)


-------------------------------------------------------------------------------------------------------------------------------
                                    Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal Revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from       12-Jan-02 to    25-Jan-02
                                                                                      -------------    ------------

Taxes Reported on                                      Payroll Date                    25-Jan-02
Form 941, Employer's                                                                  -----------------
Quarterly Federal Tax
Quarterly Federal Tax                 Gross wages paid to employees                                 $                   24,480
Return                                                                                             ----------------------------
                                      Income tax withheld                                           $                    5,314
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,518
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                               1,518
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                 355
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                 355
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    3,745
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                    9,059
                                                                                                   ----------------------------
                                      Date Deposited                                     Wired To ADP 01/25/02
                                                                                      -----------------------------
-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                  FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------

Taxes Reported on                     Gross wages paid to employees                                 $                        -
Form 940, Employer's                                                                               ----------------------------
Annual Federal                        Tax Deposited                                                 $                        -
Unemployment Tax                                                                                   ----------------------------
Return
                                      Date Deposited
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   CERTIFICATION
                      (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------

-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 01/25/02  received by: (1)
-------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


16 of 17
Payroll 01.25                        Cat. #43099Z         Form 6123 (rev. 06-97)

                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF ILLINOIS
                              EASTERN DIVISION

                    DECLARATION UNDER PENALTY OF PERJURY



I, Richard Drexler, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                           --------------------------------------------
                           For the Debtor In Possession (Trustee)

                           Print or type name and capacity of
                           person signing this Declaration:

                                       Richard A. Drexler
                           --------------------------------------------

                                Chairman, President, CEO and CFO
                           --------------------------------------------




DATED:
        -----------------------------


                            OPERATING REPORT Page 8